UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2003

ARVINMERITOR, INC.
(Exact name of registrant as specified in its charter)

Indiana	1-15983	38-3354643

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File No.)	Identification No.)

2135 West Maple Road
Troy, Michigan
(Address of principal executive offices)

48084-7186
(Zip code)

Registrant’s telephone number, including area code: (248) 435-1000

SIGNATURES
EXHIBIT INDEX
Presentations made at Gabelli Conference

Item 7. Financial Statements and Exhibits

     (b)  Exhibits

     99  —  Presentations made at Gabelli Conference, November 5, 2003.

Item 9. Regulation FD Disclosure

     On November 5, 2003, ArvinMeritor, Inc. made a presentation at the Gabelli Conference in Las Vegas, Nevada, which was accessible to the public by means of web-cast conference call. The presentations made by ArvinMeritor officers are posted on the ArvinMeritor website (www.arvinmeritor.com) and are furnished as Exhibit 99 to this Form 8-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARVINMERITOR, INC

By:	/s/ Vernon G. Baker, II
Vernon G. Baker, II
Senior Vice President and General Counsel

Date: November 5, 2003

EXHIBIT INDEX

Exhibit No.	Description
99	Presentations made at Gabelli Conference, November 5, 2003.